UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 24, 2021

Dell Technologies Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37867	80-0890963
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Dell Way Round Rock, Texas	78682
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (800) 289-3355

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class C Common Stock, par value $0.01 per share	DELL	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01	Regulation FD Disclosure.

Dell Technologies Inc. (“Dell Technologies”) will make a presentation to investors at investor meetings beginning on June 24, 2021. A copy of the presentation is furnished herewith as Exhibit 99.1 and is incorporated in this Item 7.01 by reference.

In accordance with General Instruction B.2 to Form 8-K, the information contained in this current report, including Exhibit 99.1 hereto, is being “furnished” to the Securities and Exchange Commission and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities under such section. Further, such information shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, unless specifically identified as being incorporated therein by reference.

Special Note on Forward-Looking Statements

Statements in the presentation furnished as Exhibit 99.1 to this current report that relate to future results and events are forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934 and Section 27A of the Securities Act of 1933 and are based on Dell Technologies’ current expectations. In some cases, you can identify these statements by such forward-looking words as “anticipate,” “believe,” “confidence,” “could,” “estimate,” “expect,” “guidance,” “intend,” “may,” “objective,” “outlook,” “plan,” “project,” “possible,” “potential,” “should,” “will” and “would,” or similar words or expressions that refer to future events or outcomes.

Dell Technologies’ results or events in future periods could differ materially from those expressed or implied by these forward-looking statements because of risks, uncertainties, and other factors that include, but are not limited to, the following: risks and uncertainties relating to our agreement to spin off VMware, Inc., including risks that could affect our ability to complete the transaction on the terms announced or at all and the potential effects on our business of the announcement and consummation of the transaction; the effects of the COVID-19 pandemic; competitive pressures; Dell Technologies’ reliance on third-party suppliers for products and components, including reliance on single-source or limited-source suppliers; Dell Technologies’ ability to achieve favorable pricing from its vendors; adverse global economic conditions and instability in financial markets; Dell Technologies’ execution of its growth, business and acquisition strategies; the success of Dell Technologies’ cost efficiency measures; Dell Technologies’ ability to manage solutions and products and services transitions in an effective manner; Dell Technologies’ ability to deliver high-quality products, software, and services; cyber attacks or other data security incidents; Dell Technologies’ foreign operations and ability to generate substantial non-U.S. net revenue; Dell Technologies’ product, services, customer, and geographic sales mix, and seasonal sales trends; the performance of Dell Technologies’ sales channel partners; access to the capital markets by Dell Technologies or its customers; material impairment of the value of goodwill or intangible assets; weak economic conditions and the effect of additional regulation on Dell Technologies’ financial services activities; counterparty default risks; the loss by Dell Technologies of any contracts for ISG services and solutions and its ability to perform such contracts at their estimated costs; loss by Dell Technologies of government contracts; Dell Technologies’ ability to develop and protect its proprietary intellectual property or obtain licenses to intellectual property developed by others on commercially reasonable and competitive terms; disruptions in Dell Technologies’ infrastructure; Dell Technologies’ ability to hedge effectively its exposure to fluctuations in foreign currency exchange rates and interest rates; expiration of tax holidays or favorable tax rate structures, or unfavorable outcomes in tax audits and other tax compliance matters; impairment of portfolio investments; unfavorable results of legal proceedings; compliance requirements of changing environmental and safety laws or other laws; the effect of armed hostilities, terrorism, natural disasters, and public health issues; Dell Technologies’ dependence on the services of Michael Dell and key employees; Dell Technologies’ level of indebtedness; and the impact of the financial performance of VMware, Inc.

This list of risks, uncertainties, and other factors is not complete. Dell Technologies discusses some of these matters more fully, as well as certain risk factors that could affect Dell Technologies’ business, financial condition, results of operations, and prospects, in its reports filed with the SEC, including Dell Technologies’ annual report on Form 10-K for the fiscal year ended January 29, 2021, quarterly reports on Form 10-Q, and current reports on Form 8-K. These filings are available for review through the SEC’s website at www.sec.gov. Any or all forward-looking statements Dell Technologies makes may turn out to be wrong and can be affected by inaccurate assumptions Dell Technologies might make or by known or unknown risks, uncertainties and other factors, including those identified in the presentation furnished with this report. Accordingly, you should not place undue reliance on the forward-looking statements made in such presentation, which speak only as of its date. Dell Technologies does not undertake to update, and expressly disclaims any duty to update, its forward-looking statements, whether as a result of circumstances or events that arise after the date they are made, new information, or otherwise.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

The following documents are herewith filed or furnished as exhibits to this report:

Exhibit Number	Description

99.1	Investor presentation dated June 24, 2021.

104	Cover Page Interactive Data File — the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 24, 2021	Dell Technologies Inc.

	By:	/s/ Robert Potts
Robert Potts
Senior Vice President and Assistant Secretary
(Duly Authorized Officer)

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